Affirming A Growth Strategy

Analyst Presentation

January 26, 2004

Cautionary Language

The forward looking statements presented today including, among other things, projections with respect to revenue and earnings growth and the Company’s plans and objectives are subject to risks and uncertainties that could cause actual results to differ materially from the projections. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below.

For additional detailed information, we refer you to the discussions under the heading “Forward Looking Statements” in the Company’s 2002 10-K and our most recent 10-Q filed with the SEC.

The forward looking statements speak only as of January 26, 2004. We will not update forward looking statements to reflect facts, assumptions, circumstances, or events which have changed after they were made.

Today’s Agenda

Overview

Review 2003 results

Analysis of our financial growth model

Key revenue growth drivers

NII outlook / capital management

Maintaining positive operating leverage

Credit strategy update

2004 outlook

Today’s Agenda: Key Revenue Drivers

Securities Servicing

Investor Services Hedge funds Outsourcing zBroker-Dealer Services Collateral Management zExecution and Clearing Services Pershing zIssuer Services Depositary Receipts Corporate Trust

Today’s Agenda: Key Revenue Drivers

Global Payment Services

Foreign Exchange and Other Trading

Private Client Services and Asset Management

Today’s Agenda

Overview

Review 2003 results

Analysis of our financial growth model

Key revenue growth drivers

NII outlook / capital management

Maintaining positive operating leverage

Credit strategy update

2004 outlook

Our Vision

“We strive to be the acknowledged global leader and preferred partner in helping our clients succeed in the world’s rapidly evolving financial markets.”

EssentialElements of Our Strategy

End-to-end support of the investment process

Breadth and diversity of products and services

Catalyst for change in our businesses

Service model evolution and deployment

Product innovation

Consolidator of fragmented industries

To partner, not compete with our clients

Consistency of commitment

Market Leader in Servicing Securities

Business Market Rank

Agency Equity Execution 1

Correspondent Clearing 1

Corporate Trust 1

Depositary Receipts 1

Govt. Securities Clearance 1

Global Custody 2

Domestic Mutual Funds 2

Securities Lending 2

Exchange Traded Funds 2

Unit Investment Trust 2

Stock Transfer 3

Servicing the Investment Lifecycle

Americas Investment Europe

Decision

Advisory Services Asset Management

Analyzing Executing the

Portfolios Investment Decision

Risk Measurement & Equities Derivatives Management Services Fixed Income Foreign Exchange

Our Clients

Servicing Clearing & Settling Securities Trades

Corporate Trust Information Services Global Payments Depositary Receipts Securities Clearance Stock Transfer

Servicing Investment Portfolios

Middle East Custody Asia

and Africa Accounting & Admin. Services Securities Lending

Strong Financial Performance

BK stock price 10 year CAGR 16.6%

BK total return 10 year CAGR

19.1% – vs. 10.9% for S&P 500

Strong credit ratings AA- / A+

Source: Bloomberg; 12/31/93 to 12/31/03

Underlying Secular Trends Have Prevailed

Growth of worldwide financial assets

Globalization of investment activity

Changing market structures

Continuing industry consolidation

Accelerating outsourcing trend

Attractive international growth prospects

FranchiseStronger Than Ever

Designed to capture all business flows

“Setting more sails”

Quality is better than ever

Significant investments have increased resiliency and reliability

Withstood a confluence of challenges

Accomplishments reinforce our commitment to the strategy

2003 Financial Review

Bruce Van Saun

SEVP and CFO

MixedMarket Environment in 2003

Divergence between equity prices and volumes

S&P 500 up 26% in ‘03; NASDAQ up 50% z Combined NYSE and NASDAQ average daily volume down 2.5% for ‘03

U.S. fixed income environment remained strong

Average daily trading volumes up 19% for ‘03

M&A and IPO activity remained soft, but trended up

Completed M&A for ‘03 down 16% from ‘02; announced deals up 7% z IPO activity for ‘03 up 9% from ‘02; still below ‘97-’01 levels

Overviewof Results

1Q weaker than expected; achieved sequential EPS growth thereafter

Operating EPS growth 10% annualized from 1Q to 4Q

Strong performance from fixed income-linked and asset management businesses

Equity-linked businesses lagged, although beginning to trend upward

Good expense discipline while continuing long-term investment spending

2003 Strategic Accomplishments

Pershing acquisition completed

Successful integration

Met client retention, synergy and EPS targets

Significantly improved credit risk profile

Achieved $9 billion credit reduction program

Reserve ratios strong, NPA’s down 21%

2003 Strategic Accomplishments (cont’d)

Continued momentum in new business wins and new product introductions

Maintained long-term investment spending for technology, business continuity, quality and branding programs

Achieved positive operating leverage in 3Q and 4Q

Securities Servicing Fees

$            in Millions

Core growth driven by Investor and Broker-Dealer Services

Private Client Services and Asset Management Fees

$            in Millions

Improved equity prices and strong performance of Ivy Asset Management (AUM up 42%)

Foreign Exchange and Other Trading Revenues

$            in Millions

Strong performance since 2Q reflects increased volatility and investor activity

Net Interest Income

$            in Millions

Stabilized since 1Q ‘03

Note: Taxable equivalent basis

Salaries and Benefits

$            in Millions

Higher core trend primarily reflects option expensing, lower pension credit, medical and insurance

Other Expenses

$            in Millions

investments in technology and business continuity

Capital Ratio Trend

12/31/02 3/31 6/30 9/30 12/31/03

Tier 1 7.58% 7.92% 6.83% 7.08% 7.41%

Total 11.96% 12.72% 11.07% 11.18% 11.46%

TCE 5.47% 5.50% 4.32% 4.65% 4.89%

Financial Growth Model

Overview

Servicing and fiduciary businesses are the growth engine

Positive operating leverage is key to delivering EPS targets

Traditional banking businesses have roles, but growth limited by investment priorities

Corporate lending, retail bank, treasury

Becoming a smaller part of the business mix

Long-Term Environmental Growth Assumptions

NYSE / NASDAQ trading volume 8 – 10% CAGR

S&P 500 Index 8 – 10% CAGR

FTSE 100 Index 7 – 9% CAGR

IPO and M&A activity Moderate

Real GDP 3 – 4%

Fed Funds Rate 1.0 2.5%

Five Year Treasury 3.00 4.75%

Long-term Earnings Growth Model

Total revenue growth 9%

z11%+ noninterest income growth

z4% NII growth

Positive operating leverage +2% Share buy back programs +1% Long-term EPS growth 12%+

Factors Driving Earnings Growth

Emphasis on higher growth businesses

NII outlook tied to capital management

Expense initiatives to produce positive

operating leverage

Maintaining the investments in the business

Reduced credit costs

Meeting objective is a thorough understanding of our business model

Servicing and Fiduciary Businesses

Gerald L. Hassell

President

Servicing and Fiduciary Businesses

Securities Servicing Global Payment Services FX and Other Trading

Private Client Services and Asset Management

Represents 86% of noninterest income Powers 11%+ growth

Our Strategy

Provide a comprehensive array of essential services that enable institutions and individuals to move and manage their financial assets, successfully navigating the complexities of the world’s financial markets.

Servicing the Investment Lifecycle

Securities Servicing Businesses

Investor Services Execution and Clearing

Global Fund Services Execution Services

Global Custody Clearing Services

Securities Lending

Global Liquidity Services Issuer Services

Outsourcing Depositary Receipts

Corporate Trust Broker-Dealer Services Stock Transfer

Global Clearance

Collateral Management

Well Diversified Fee Revenues

$            in Millions

2003 Execution and Clearing $879 Investor Services 859 Issuer Services 522 Broker-Dealer Services 152 Total $2,412

Represents 60% of noninterest income

Our Client Base

94 of the world’s top 100 banks

70 of the world’s top 75 insurance companies

All of the world’s top 100 fund managers

All of the world’s top 100 broker-dealers

62 central banks

300 of the 400 largest corporations in the U.S.

Demonstrating Success

2003 Market Leadership

Depositary Receipts – won 59% of all new sponsored programs

Corporate Trust – #1 share of new issues for 3rd year

Custody assets grew $1.5 trillion to $8.3 trillion

#1 share of global tri-party repo volume

Top agency volume on NYSE

Won 54 new mandates from former Deutsche Bank clients

Selected 2003 New Business Wins

Investor Services

AIG Global ING Funds Refco

Investment Group Lexmark International Standard Life

AXA Investment Montpelier Re Investment

Advisors New York City State of New Jersey

Cincinnati Bell Employees Suntrust Robinson

Conoco Phillips Retirement System Humphrey

Co-operative Occidental Petroleum Sutter Health

Insurance Society Corporation Tenneco Automotive

Cox Enterprises PNC Bank Torchmark

Everest Re Public Service Corporation

General Electric Electric & Gas Vanguard Funds

Selected 2003 New Business Wins

Execution and Clearing Issuer Services

Allstate Medco Health Black and Decker

Amsouth Systems The British Land

Bucknell University NCR Corporation Company

Burlington Resources New York Public Cabot Oil & Gas Corp.

Library Chunghwa Telecom

EquiServe

FirstEnergy Prudential-Bache The Gillette Company

Limited

Corporation Huaneng Power Ingersoll-Rand Rockwell Collins International

Sysco Corporation Newell Rubbermaid

Julius Baer Securities

United Technologies Reed Elsevier

Lucent Technologies

Corporation

Xcel Energy

Industry Recognition for Excellence

Best Custody Bank – Global Finance

#1 or #2 in seven categories vs. peers – Global Custodian Custody Survey

#1 in Fund Accounting

#1 in Mutual Fund Client Service – Global Custodian

Best Domestic Subcustodian Bank – Global Finance

Best UK Global Custodian – Pensions Management

Best Provider of FX Services Overall – Global Investor

Best FX trading site for fund managers: iFX Manager – euromoney.com

Best STP Bank – Profit & Loss Magazine

Top Financial Services Advisor: BNY Securities Group – Waters Magazine

Top Stock Transfer Agent: large agent category – Group Five

Best CLS-linked bank offering: BNY SafeSettlesm – Global Finance

MarketChallenges

Evolving market structures

Lack of pricing power

Clients demand more products and services, limited ability to charge à la carte

Unsettled regulatory environment in funds businesses

Market Opportunities

Clients concentrating business with fewer global providers

Our technology advancements and scale provide a competitive advantage

Further consolidation is inevitable

Industry change creates upside revenue potential

Investor Services

Thomas J. Perna

SEVP

Investor Services

Growth and Profitability

Long-term Operating

Growth Margins

Global fund services 10-12% Medium

Global custody 8-10% Low

Securities lending 7-9% High

Global liquidity services 10-12% High

Outsourcing 18-20% Low / Medium

Total 9-11%

Total 2003 Fee Revenues: $859 million

Investor Services

Revenue Drivers

Increasing asset levels

Global transaction volumes

Customer growth

New business

Interest rate environment

Investor Services

Business and Competitive Environment

Growing need for investment oriented information

Clients need to streamline operation and reduce costs

Lack of pricing power

Fewer global providers able to offer integrated solutions

Global Fund Services Overview

Servicing a wide range of pooled investment vehicles

Regulated and unregulated vehicles

U.S. ‘40 Act Mutual Funds, Unit Trusts, UCITS, SICAV’s and ETFs zAlternative investment vehicles Hedge funds, limited partnerships and collective trusts

BNY well-positioned

Relationships with the top 100 global fund managers zGlobal product capabilities

GlobalOperating Presence

Potential for Growth

Relative Unregulated

Current Regulated Pooled Alternative

Size Funds Vehicles Investments

Americas Large Low Medium High

Europe Medium High Medium High

Asia Medium High Medium Medium

Hedge Fund Services

Brian A. Ruane

SVP

Hedge Fund Industry Overview

A fast growing global asset class

Assets up 31% last 2 years zAssets projected to grow from $700 billion to $1.5 trillion by 2010* zCurrently 5,500 single managers and 1,000 fund of funds

Rapid institutionalization of investor base

Demand for absolute returns by investors

Increased regulatory oversight

*Source: Putnam Lovell

Market Opportunity

Started Hedge Fund Services group in 2002

Closed acquisition of IFA in 1Q 2003

Offering a broad range of services

Accounting and administration

Equity, fixed income and FX execution services Corporate trust, cash management, private banking

Competitive environment is fragmented

Few competitors provide a full range of services

Demonstrating Success

Growth in assets under administration

2003: $30 billion; 50% growth z2002: $20 billion; 25% growth

Growth in clients

90 administration clients today

Growth in funds

57 new funds launched in 2003

Successful integration of IFA

Potentialfor Growth

BNY has 700 hedge fund clients today

Vast majority use BNY for execution services

Established relationships in place High potential to cross-sell

Only 90 currently use accounting and administration services

Recently enhanced capabilities zHigh growth opportunity

Key Growth Initiatives

Significant opportunity with existing hedge fund client base

Cross-sell administration to execution clients

Opportunities created as clients launch new funds

Launching European marketing and service delivery

Gaining market share in a fast growing market

Outsourcing

Thomas J. Perna

SEVP

BNY’s Complete Outsourcing Solutions

Broker-Investment Dealers Managers

Pershing BNY SmartSourceSM

Front-end / Customer Clearance & Mutual Managed Institutions Technology Trading Settlement Funds Accounts

Custody Finance Investment High Net Hedge Products & Worth Funds Services

Sell Side Buy Side

Investment Manager Outsourcing

Trade automation and Accounting

routing Portfolio accounting Message transformation Vehicle accounting Trade matching Performance measurement z Trade enrichment Composite generation Data management Post-trade compliance

Investment operations End client reporting

Third party custodian Paper statements management Web solutions Fail management Private label

Global asset servicing z Reconciliation

Investment Manager Operations – Earlier Model

Portfolio Manager
Program Execution

- Modeling
- Portfolio Management
- Pre-trade Compliance
- Administration
- Marketing
- Client Service

Trader
Execution Services

- Execution Management
  - – Direct Access
  - – Wholesale Services
- Connectivity
- Intelligent Order Routing
- Commission & Payment Management
- Transition Management

Trade Operations
Investment Ops. Support

- Messaging, ETC & Trade Enrichment
- Data Management
- TPC & Fail Management
- Securities Servicing
- Reconciliation
- Investment Accounting
- Post-trade Compliance
- Risk Management
- Performance Measurement
- Composite Management

Client Administration
Client Reporting

- Client Statements
- Web-based Solutions

BNY or Third Party

- Custody
- Mutual Fund Services

Legend:

- Investment Manager Responsibility
- BNY SmartSource Responsibility

THE BANK OF NEW YORK

60

BNY SmartSource – Extension of the Front Office

Investment Manager

BNY Investment Operations Dashboard

Portfolio Manager → Program Execution
- Modeling
- Portfolio Management
- Pre-trade Compliance
- Administration
- Marketing
- Client Service

Trader → Execution Services
- Execution Management
  - – Direct Access
  - – Wholesale Services
- Connectivity
- Intelligent Order Routing
- Commission & Payment Management
- Transition Management

Trade Operations → Investment Ops. Support
- Messaging, ETC & Trade Enrichment
- Data Management
- TPC & Fail Management
- Securities Servicing
- Reconciliation
- Investment Accounting
- Post-trade Compliance
- Risk Management
- Performance Measurement
- Composite Management

Client Administration → Client Reporting
- Client Statements
- Web-based Solutions

BNY or Third Party
- Custody
- Mutual Fund Services

Legend:

- Investment Manager Responsibility
- BNY SmartSource Responsibility

THE BANK OF NEW YORK

61

DemonstratingSuccess …

Proof of concept

Confirmed our Business Service Provider model Scalable centralized platform 8 full-scale outsourcing clients 4 announced in 2003 Another letter of intent executed

Growing proposal pipeline

Last year: 3 proposals outstanding 48 qualified targets Today: 18 proposals outstanding Over 100 qualified targets

ButEconomics Remain Challenging

Long-term investment required

Initial profitability is modest; time needed to develop scale

Critical to convert multiple managers to a centralized business model

Ability to provide clients with broad range of third-party services, improving profitability

KeyGrowth Initiatives

Execution is paramount

Develop credibility by executing on existing client outsourcing conversions zUtilize existing technology platform (BSP model) to centralize and standardize outsourcing processes among multiple clients

Product initiatives

Separately managed accounts zModular approach / component outsourcing

Catching the Managed Account Wave

Managed accounts continue to grow at an annual CAGR of >20% per annum

Very fragmented operations environment

BNY supports both investment managers and sponsors

BNY provides the most expansive offering

Front, middle and back office capabilities

ModularApproach Gaining Momentum

Appealing to large investors

Offers flexibility and a tailored solution Manager can select “best of breed” approach

Client demand in the following areas

Third party custodian management Messaging Reconciliation

Outsourcing Summary

Core competency and foundation product

Builds comprehensive long-term partnerships with key client segments

Future growth outlook is positive

Broker-Dealer Services

Arthur Certosimo

EVP

Broker-Dealer Services

Growth and Profitability

Long-term Operating Growth Margins Global Clearance 6-8% High Collateral Management 14-17% High Total 9-11%

Total 2003 Fee Revenues: $152 million

Broker-Dealer Services

Revenue Drivers

U.S. and international securities trading Global volume Clearance U.S. government agency trading volume

Interest rate volatility

Increased secured financing

Global tri-party repo volume Collateral Management Securities lending activity

Derivatives trading

Global market valuations

Broker-Dealer Services

Business and Competitive Environment

Only two providers for Fed-eligble Global securities and limited providers for Clearance global clearance

Centralized global funding

Sophisticated risk management Collateral Management Increasing focus on investor needs

BNY the technology leader

BNY dominant global provider

Collateral Management Overview

Supports the heart of the dealer’s business plan – securities inventory financing

Over 10,000 global securities positions serve as collateral for hundreds of global investors

BNY serves as neutral third party custodian between dealers and lenders

Today, clients realize moving their clearing to their collateral provider adds efficiency and reduces cost

Proven Results

Program assets increased over $500 billion in the past 5 years

Cross-border assets up over $65 billion in ‘03

50+ new investors in the past 2 years

Technology innovations

Dynamic Continuous Optimization AccessEdge

A Growing Market Opportunity

U.S. market

$1.3 trillion in tri-party assets (95% fixed income) Equity market growth opportunity

International markets have over $6.5 trillion in repo transactions outstanding

Europe: $3.5 trillion repo market; only 10% in tri-party assets Japan: $5 trillion Japanese government debt

Global derivatives

$250 billion in collateral held in custodians with no specialization in collateral management skills

Key Growth Initiatives

Japan

Take advantage of tax law changes Create a tri-party repo market

Germany

Changes in regulations, Basel II Capture collateralized funding growth

Partnership with exchanges

Develop new products to meet client and market financing needs

Well-positioned for growth

Execution and Clearing Services

Joseph M. Velli

SEVP

Execution and Clearing Services

Growth and Profitability

Long-term Operating Growth Margins

Execution Services 11-13% Medium Clearing Services 12-15% Medium Total 12-14%

Total 2003 Fee Revenues: $879 million

Execution and Clearing Services

Revenue Drivers

Domestic and international equity trading volume

Institutional asset manager growth and activity

Execution

International equity price levels

Services

Portfolio rebalancing

Change in trading strategies

Research and sales commitments

Domestic and U.K. equity trading volume

Retail investor activity

Clearing

Services Asset price levels

Mutual fund flows

Margin debit balances / interest rates

Execution and Clearing Services

Business and Competitive Environment

Trading practices scrutiny Execution Evolving regulatory environment Services Trend toward agency brokerage

Highly competitive but fragmented industry

Limited number of tier 1 providers

Trend toward outsourcing additional products Clearing and services Services Continuing industry consolidation

Evolving regulatory environment

Growth in number of independent advisors

Execution and Clearing Services

Key Growth Initiatives

Electronic trading Execution

Transition management Services

Independent research

Registered investment advisor market

International expansion Clearing Institutional clearing Services High net worth services

Managed accounts

Consolidation opportunities

Execution Services Overview

Leading provider of global institutional agency brokerage services

Broad range of execution capabilities Program and electronic Commission management zIndependent research

Servicing more than 3,300 institutional clients

Executing an average of 350 million shares daily in over 60 markets

Electronic Trading Opportunities

Expanding the “choice” model for our clients

Enhanced electronic trading capabilities

Smart order routing and order aggregation features zDirect market access to multiple execution points New client desktop New OTC platform

Increasing market share

Hedge funds, Pershing clients

Transition Management Services

Helping plan sponsors minimize costs and risks when changing investment managers

Well positioned to provide a highly integrated and global service

Trade execution Asset management Custody Performance measurement Foreign exchange Settlement & risk management

Natural cross-sell to existing Bank clients

Leveraging custody relationships and plan sponsors zStrong European presence

Independent Research

Aggregating and delivering independent research to our customers

Over 70 independent research providers

Success drivers

Unconflicted and unbiased position Breadth of execution capabilities

Key initiatives

Jaywalk electronic research for buy side firms Prime independent research services Global research settlement solution

Clearing Services – Pershing

Richard F. Brueckner

CEO, Pershing

Pershing’s Franchise

Introducing

Broker-Dealers/ Investors Registered Retail Investment Institutional Advisors 1,100+ IBD and 5,000,000 RIA customers in active client 40 countries accounts Approximately 100,000 investment professionals

Pershing’s Value Proposition

Traditional Clearing Business

Marketing Front-End Trading Clearance Custody Finance, Product and Portal/ and and Credit and Development Training E- Execution Settlement Compliance and Services Commerce Management Technology Services

Pershing’s Value Proposition

Pershing’s Total Outsourcing Solution

Marketing Front-End Trading Clearance Custody Finance, Product and Portal/ and and Credit and Development Training E- Execution Settlement Compliance and Services Commerce Management Technology Services

Diversifying Pershing’s Revenue Base

Non-Transaction Transaction Based

Record of Market Share Growth

U.S. Active Investor Accounts In Thousands

Success in Asset Gathering

Customer Asset Growth $            in Billions

Pershing BNY Clearing S&P 500

Growth of Monthly Billable Trades

Volume in Thousands

8,000

Total Margin Debit Trend

$            in Millions

Additional Revenue Sources

Custody fees

Technology services

Research and market data

Pershing’s Partnerships …

… complement BNY’s strengths

Demonstrating Success

Converted 90% of the BNY Clearing revenue

Completed integration into BNY

Obtained letters of intent from two Irish brokers with 2004 conversions scheduled

Generated approximately $4 billion in new RIA / Managed Account Exchange assets in two years

Strong pipeline of new business

Market Environment – Consolidation

Industry has been consolidating for past 10 years

100 domestic competitors in 1990

27 firms in 2003

10 players forecast in 2008*

Pershing has twice as many IBD customers as its nearest competitor**

Pershing will benefit from the consolidation

Management depth and breadth

Scalable platform

*Source: TM Resources

97 **Source: The Tower Group

Key Product Initiative – Asset Gathering

Providing high net worth solutions through BNY private client platform

Offering fee-based brokerage products

Aggregating mutual fund holdings

Leveraging Lockwood’s managed account platform

Key Market Initiative – RIA

12,000 advisors managing over $1 trillion dollars, primarily for individual investors

We do not compete with RIAs and independent contractors

Pershing provides a single platform solution

Both fee and commission-based business

Key Market Initiative – Institutional

Institutional brokerage clearing market estimated at $1.0 to $1.5 billion in revenues

Pershing market share 6-10%

Leveraging BNY’s institutional franchise capabilities

Investing in technology, processing and service

Key Market Initiative – Global

Integration of Pershing and BNY Clearing creates strong international capabilities

Attractive international trends

Increased multi-currency servicing needs

Outsourcing becoming more accepted

Key initiatives

Continue U.K. outsourcing leadership

Expand into Ireland

Leverage BNY’s market

Looking Ahead

Reengineering Processes From End to End

Progress Gathering Asset Continuing Positions Segment Our Market Improving

Enhancing Our Service Model Synergies BNY Realizing Meeting Our Financial Goals

Franchise BNY Utilizing the Reach our Global Expanding

Expanding and Leveraging Our Franchise

Issuer Services

Brian G. Rogan

SEVP

Issuer Services

Growth and Profitability

Long-term Operating Growth Margins

Depositary Receipts 15-20% High Corporate Trust 11-13% High Stock Transfer 5-7% Low Total 12-14%

Total 2003 Fee Revenues: $522 million

Issuer Services

Revenue Drivers

Equity market activity, investor sentiment, Depositary trading / cross-border activity Receipts

Capital raisings, M&A, rights issues, spin-offs and share splits

Stock M&A, stock split and spin-off activity Transfer Expansion of shareholder base

Issuer Services

Business and Competitive Environment

Only four providers

Depositary Strengthening global economic Receipts environment

Challenging legislative atmosphere (SOX)

Lack of pricing power

Stock Offer high quality, value-added service Transfer Re-engineer cost base for comparative advantage

Depositary Receipts Overview

DRs remain a high margin business

Concentrating on building market share

Dominant market share with 63% of all sponsored DR programs

Maintained same new business win rate in 2003

Clients well-diversified by industry and geography

Depositary Receipts Volume Activity

Capital raising activity beginning to rebound

108 U.S. listed DRs

Momentum for Market Growth

Renewed demand from U.S. investors

Net issuance of depositary receipts in 2003 zContinued investment in non-U.S. equities DR indices posted strong gains in 2003

Foreign companies and governments seeking equity capital

Privatizations in China, India, Eastern Europe zIPOs and secondary offerings from Asia, Europe, Latin America zCross-border M&A activity picking up

Demonstrating Success

Clients are switching to BNY

Won 21 of 27 client switches in 2003; lost only 2

Acted as DR agent for nearly 50% of public capital raised in 2003

Diversified client base created opportunities

Financial services – HSBC / Household International zEuro insurance sector capital raising via rights offers – AXA, SCOR zGold – heightened investor demand for gold stocks

Key Growth Initiatives

Expand resources in emerging markets

Asia (China, Taiwan, India)

Eastern Europe and Latin America

Maintain focus on successorships

Enhance analytic and reporting capabilities for issuers and investors

ADR INFORM, ADRBNY.com

Corporate Trust

Karen B. Peetz

EVP

Corporate Trust Overview

1994 2003

U.S. trustee ranking

(all new taxable and # 7 # 1 municipal debt) Issues serviced 23,000 90,000 Outstanding debt $300 billion $1.0 trillion+ 14 U.S. offices, London, Toronto, Locations 2 U.S. offices Brussels and Singapore

41 acquisitions over past 10 years

Corporate Trust Overview

Well-diversified business

Municipal Structured Corporate Global

BNY well-positioned for continued growth

Experienced and dedicated relationship managers Leading technology True global capabilities zLack of conflicts

Market Opportunities

Municipal financing boom

Budget deficits continue

Structured Finance

Robust financial engineering activity creating new debt products

Global markets

Few trustees with true cross-border capabilities around the world

Corporate

Continued low interest rates zRebounding economy driving investment and M&A

Proven Results: A Market Leader

2003 Full Year Rankings

Total U.S. Public and Private New Issues #1 U.S. Mortgage-Backed #1 U.S. High Yield #1 U.S. Convertible #1 U.S. Municipal #2 U.S. Asset-Backed #2 U.S. Investment Grade #2

Source: Thomson Financial

Key Growth Initiatives

Deploy technology for structured products

Flexible platforms for enhanced analytics and reporting zInternet-based portals for investors and issuers

Leverage BNY’s global network

Focus on developing markets – Taiwan, Korea, South Africa zEstablish in-country staff or form alliance with local partner

Exploit consolidation opportunities for both U.S. and global providers

Positioned for Sustainable Growth

Dominant market position

Diversified business profile

Global presence

Leading technology and service offerings

Proven ability as a consolidator

Revenue Growth Expectations

Securities Servicing $            in Millions 2003

Noninterest Long-term Revenue Growth Execution and Clearing $ 879 12-14% Investor Services 859 9-11% Issuer Services 522 12-14% Broker-Dealer Services 152 9-11% Total $2,412 11-13%

Represents 60% of noninterest income

Fiduciary and Related Businesses

$            in Millions

2003 Noninterest Revenue Global Payment Services $314 FX and Other Trading 327 PCS and Asset Mgmt 384

Global Payment Services

Donald R. Monks

SEVP

Global Payment Services

Growth and Profitability

Long-term Operating Growth Margins Funds Transfer 8-10% High

Cash Management 7-8% Medium Trade Services 5-7% Medium Total 7-8%

Total 2003 Fee Revenues: $314 million

Global Payment Services

Revenue Drivers

Funds Global recurring payment opportunities Transfer Check to electronic payments globally

Cash Check / electronic transformation Management Internet delivery options

Trade Asia exports growing

Services Outsourcing opportunities increasing

Global Payment Services

Business and Competitive Environment

Funds

Industry consolidation Transfer

Cash

Integrated technology solutions Management

Trade

Services Global processing capabilities

Global Payment Services

Key Growth Initiatives

Funds Exploit the market for recurring global Transfer moderate value payment services

Cash Expand our Internet delivery and Management transaction initiation services

Trade

Capture share in expanding Asian market Services

Global Payment Services Summary

Moderate growth with good returns

Quality and dependability…focused execution

Foreign Exchange and Other Trading

Richard F. Mahoney

EVP

Foreign Exchange and Other Trading

Growth and Profitability

Long-term Operating Growth Margins Foreign Exchange 10-12% High

Fixed Income 12-15% High

Total 11-13%

Total 2003 Fee Revenues: $327 million

Foreign Exchange and Other Trading

Business Environment

Cross border investment accelerating

Alternative investment New asset classes Foreign markets

Atmosphere of risk awareness

Financial market risk Counterparty credit risk

Positive climate for future growth

Foreign Exchange and Other Trading

Revenue Drivers

Changing currency values

Rising portfolio valuations

Changes in the economic cycle

Debt and equity issuance Yield enhancement Rate protection

Financial innovation

Transaction volumes

Foreign Exchange and Other Trading

Competitive Positioning

Business challenges

Sophisticated clients Heavy competition

BNY response

Product differentiation Customized solutions Consultative approach Quality of service

Multiple points of contact in the investment lifecycle

Foreign Exchange and Other Trading

Key Growth Initiatives

Simplify the trade execution process

Embed real time FX pricing into a variety of BNY platforms / services

Expand into equity derivatives

Broaden distribution in Europe and Asia

Cross-sell into company franchise segments

A unique combination of product breadth and process depth

Private Client Services and Asset Management

Gerald L. Hassell

President

Overview

Teaming up asset management and investor services capabilities

Expanding asset management product offerings

Private client services selling to natural client base

Private Client Services and Asset Management

Growth and Profitability

Long-term Operating Growth Margins Private Client Services 11-13% High

Asset Management 14-16% High

Total 13-15%

Total 2003 Fee Revenues: $384 million

Asset Management

Steven Pisarkiewicz

EVP

Asset Management Overview

Breakdown Asset Breakdown by Asset Type by Client Base $89 billion of assets under management

Note: as of December 31, 2003; client base breakdown is estimated

Serving a Diverse Institutional Client Base

Asset Breakdown by Institutional Client Type*

Corporations

Emerson Electric

Tenneco Automotive

Public Funds / Taft-Hartley

State of Virginia

State of Texas Employees Retirement System

Teachers’ Retirement System of Louisiana

Foundations / Not-for-Profits

Archdiocese of New York

United Methodist Church

Wells College

International

Old Mutual Asset Management –South Africa

*As of September 30, 2003

Broad Range of Investment Products and Services

RETURN Long/Short

Hedge Funds

Private Equity Multi Strategy Small Cap Growth Hedge Funds Passive International Equity Active Large Cap Core Absolute Active Large Cap Value Return Passive Domestic Equity Hedge Funds High Yield Fixed Income Active Fixed Income

Passive Fixed Income

Short-Term Money Management

RISK

Demonstrating Success

Ivy’s AUM has increased to over $9 billion dollars from $2.5 billion since acquisition in 2000

Small Cap Growth AUM has increased fourfold over past 2 1/2 years to over $1 billion

Accelerating new business momentum with institutional client base

Key Revenue Drivers

Rising asset prices

Selling bundled solutions

Advisory, asset management and custody

Active cross-selling to corporate and institutional clients

Product mix shift

Emphasizing equities and alternative assets zRaising fee realization

Superior investment performance

Small cap growth, large cap value, ADR index

Key Growth Initiatives

International expansion with hedge fund-of-funds

Deepen Ivy’s penetration in Europe and Asia

Product expansion

U.S. Large Cap Growth Equity zGlobal Equity

Third party distribution

Leverage existing distribution relationships zCapitalize on Pershing broker-dealers

Bolster institutional sales efforts

Revenue Growth Expectations

Servicing, Fiduciary and Related Businesses $            in Millions

2003

Noninterest Longterm

Revenue Growth

Securities Servicing $ 2,412 11-13%

Global Payment Services 314 7-8%

FX and Other Trading 327 11-13%

PCS and Asset Mgmt 384 13-15%

Total $ 3,437 11-13%

Represents 86% of noninterest income

Noninterest Income Growth

$            in Millions

2003

Noninterest Long-term Revenue Growth Servicing, Fiduciary $3,442 11-13% and Related

All Other 564 2-3%

(retail, corp. banking, treasury)

Total $4,006 10-12%

Long-term Earnings Growth Model

Total revenue growth 9%

11%+ noninterest income growth

4% NII growth

Positive operating leverage +2% Share buy back programs +1% Long-term EPS growth 12%+

Net Interest Income Outlook / Capital Management

Bruce Van Saun

SEVP and CFO

Net Interest Income

$            in Millions

Stabilized since 1Q ‘03

Note: Taxable equivalent basis

RecentPressure on Net Interest Income

Low rate environment compressed spreads on low / no cost deposits

Credit exposure reduction program negatively impacted NII

Pershing-related balance sheet leverage

BNY Response

Increased size of investment securities portfolio

Short duration MBS z97% AAA

Target loan growth in selective areas

Pershing margin loans

Lower, zLending to financial institutions less volatile credit costs zConsumer / middle market loans

Aggressively re-price liabilities

Current Interest Rate Sensitivity

As of 12/31/03 $            in Millions

Ramp in Rates Change From Flat NII (Basis Points) Amount        % Change +200 -$16 -0.94% +100 -$1 -0.06%

0 NA NA

-25 -$14 -0.84%

Relatively neutral positioning to anticipated gradual rise in rates

The Result

Actions serve to reduce volatility in NII

Less impacted by rate moves given larger securities portfolio

Corporate loan actions will reduce volatility in credit costs

Fee-based core earnings power will become more apparent

Long-Term Growth Expectations for NII

Balance sheet growth likely to be 3-5%

EPS growth rate, less dividends, buy backs and acquisition premiums zAsset growth anticipated in margin and financial institution loans, investment securities

Spread / yield will increase in higher rate environment

Securities portfolio tempers near-term upside

Overall 4% growth in NII is factored into model

Capital Management Priorities

Restore capital ratios to targeted levels

Maintain strong debt ratings

Regain capital flexibility

Continue business line acquisition efforts

Facilitate modest earning asset growth

Review dividend level / resume share buy back as targets are achieved

MaintainingStrong Capital Ratio Targets

Tier 1 7.75% Total capital 11.75% TCE 5.25%+

Expect neutral Basel II impact

StrategicAcquisition Priorities

Corporate trust / custody consolidations

Asset management product gaps

Front-end equity trading tools

Application of Capital Generated

Dividend growth

Support modest balance sheet growth

Acquisitions

Share buy backs

Long-term Earnings Growth Model

Total revenue growth 9%

11%+ noninterest income growth

4% NII growth

Positive operating leverage +2% Share buy back programs +1% Long-term EPS growth 12%+

Maintaining Positive Operating Leverage

Thomas A. Renyi

Chairman and CEO

Challenges to Operating Leverage

Today’s pricing paradigm

Business continuity

Accounting changes

Investment spending

Today’s Pricing Paradigm

Revenue model not aligned with cost drivers

Bundled vs. function-based pricing

General lack of pricing power

Low inflation

Highly competitive industry

BNY Response

Offer first quality reliable service

Enforce function-based pricing Command a fair price

Be the most efficient provider

BNY has the culture BNY has made the investments BNY has the scale

Well positioned to deal with the environment

Business Continuity

Resilience and reliability a competitive necessity

Data center reconfiguration

Operating business dispersion

Regulatory mandate

Currently for the provider

Prospectively for the outsourced client

Accounting Changes

Stock option expensing

2nd year of 3 year phase-in 2¢ per year impact Significantly reduced options grants Higher cash compensation

Pension assumptions

Reflect changed environment

Investment Spending

Investments essential for long-term positioning and growth

Technology

Quality and training

Marketing and branding

Technology Spending Levels

$            in Millions

*Percent of total revenues

Technology – Current Spending Priorities

Enhancing front-end platforms

Improves client experience

Work flow imaging

Automating processes for faster turn-around, lower costs and improved service quality

Business continuity, including western NJ data center

Scalable outsourcing platforms

BNY Response

Offset challenges with the following:

Day-to-day profitability programs

Tight control of staffing and discretionary expenses

Increase client revenue yields

Reengineering efforts

Shifting staff to lower cost environs

Profitability Programs

Core staffing levels reduced by 500 in ‘03, excluding acquisitions

Discretionary expenses well controlled

Utilized consultants to identify revenue and cost saving opportunities

Reduced procurement costs Improving revenue yield on services

Programs will continue in ‘04 and beyond

Reengineering Efforts

Business process reviews commenced in ‘03

Corporate trust Stock transfer – outsourced selective functions Technology development

All major areas will be reviewed in 2004

Goal is to become more efficient Tied to six sigma quality program

Buy-in by management team that we must continuously reassess cost structure

Shifting Staff to Lower Cost Environs

BNY Geographical Staff Distribution 1/1/04

High Cost Locations Low Cost Locations New York Metro Upstate NY

London Orlando, FL Brussels India Tokyo / Hong Kong China

Total 15,000 Total 2,000

Shifting Staff to Lower Cost Environs

Cost Comparison of Operations Positions (NY = 100)

High Cost Locations Low Cost Locations New York Metro 100 Upstate NY 60 London 90 Orlando, FL 65 Brussels 95 India 40 Tokyo / Hong Kong 95 China 40

Shifting Staff to Lower Cost Environs

Migration has commenced

Location 12/31/00 12/31/03 Change New York City 9,310 8,547 (763) Upstate New York 650 874 224 Florida 125 457 332

A global initiative

Shifting 200 positions to Liverpool from London India staff now 670, adding 250 in 2004

Shifting Staff to Lower Cost Environs

Opportunity over 2-3 years

Target move of 1,500 positions

Maintain commitment to NYC

Average savings of 40% per position

Potential aggregate savings of $50 million per annum

Seek to minimize redundancy costs

Utilize low-cost centers for future staff growth

Improves margins

Long-term Earnings Growth Model

Total revenue growth 9%

11%+ noninterest income growth

4% NII growth

Positive operating leverage +2% Share buy back programs +1% Long-term EPS growth 12%+

Keys to Maintaining Positive Operating Leverage

Position core activities for consistent top-line growth

Improve client revenue yields

Execute expense containment programs

Discipline to handle current pressures

Strategically reduce cost base through re-engineering / labor shifts

Allows room to make strategic investments

BNY’s position as lowest cost provider is an important competitive advantage

Completing the Credit Transformation Managing the Credit Risk

Gerald L. Hassell President Thomas P. Gibbons EVP and Chief Risk Policy Officer

Credit Report Card

Done Ongoing

Reduce corporate exposures

$9 billion by end of 2004

Reduce industry concentrations

Neutralize hot spots

Telecom – reduced by 47%

Airlines – adequately reserved

Increase portfolio granularity

Eliminate non-strategic exposures

Increase returns on risk

Credit Management

Role of credit product

Solidify relationships zDifferentiating vs. competitors zContributes to NII growth in good economic climate

Risk management objectives

Maintain a framework that:

Optimizes risk-adjusted returns on economic capital

Reduces absolute level of expected credit costs Reduces inter-cycle volatility of expected credit costs

Total Exposures

$            in Billions

Change

12/31/99 9/30/02 12/31/03 from 9/02

Consumer and Middle Market 12.2 12.0 12.1 0.1

Large Ticket Leasing 3.9 5.4 5.9 0.5

Commercial Real Estate 3.3 3.3 3.1 (0.2)

Financial Institutions 32.8 32.8 31.2 (1.6)

Corporate 47.2 33.2 24.4 (8.8)

Subtotal 99.5 86.6 76.8 (9.8)

% decrease -13% -11%

*Margin Loans 0.0 0.4 5.7 5.3

*Margin loans are well secured, with collateral valued daily (not included

182 in subtotal)

Financial Institutions (41% of Total)

$            in Billions

Lending Division 9/30/02 12/31/03 Change Grade <1 Yr

Banks 7.1 6.3 (0.8) 69% 82%

Asset Managers 6.7 6.6 (0.1) 87% 79%

Securities Industry 6.1 5.4 (0.7) 90% 95%

Insurance 6.0 5.4 (0.6) 96% 56%

Government 5.6 5.8 0.2 99% 56%

Mortgage Banks 1.1 0.9 (0.2) 88% 75%

Endowments 0.2 0.8 0.6 97% 77%

Total 32.8 31.2 (1.6) 88% 75%

Exposures fluctuate by financing needs of broker-dealers and securities fails

High amount of secured, uncommitted credit

Largest users of securities and other non-credit services

Will grow exposures; maintaining granularity

Note: BNY internal equivalent ratings

Corporate (32% of Total)

$            in Billions

Lending Division 9/30/02 12/31/03 Change Grade <1 Yr

Media 4.6 3.2 (1.4) 68% 17%

Energy 6.0 4.6 (1.4) 86% 51%

Retailing 2.9 2.4 (0.5) 78% 47%

Automotive 2.8 2.3 (0.5) 75% 43%

Cable 1.8 1.4 (0.4) 34% 5%

Healthcare 1.8 1.5 (0.3) 87% 32%

Telecom 1.6 0.9 (0.7) 50% 32%

Other* 11.7 8.2 (3.5) 75% 31%

Total 33.2 24.4 (8.8) 74% 34%

Limited to strategic relationships

Expect exposures to fluctuate modestly around the current base

*Diversified Portfolio of industries and geographies

184 BNY internal equivalent ratings

Corporate – Economic Capital

$            in Millions

% “Tall Trees”

Lending Division 9/30/02 12/31/03 Change 9/30/02 12/31/03

Media $ 281.1 $ 127.5 (54.6) 7 1

Cable 175.9 157.1 (10.7) 7 7

Telecom 185.2 65.8 (64.5) 5 2

Energy 221.7 136.2 (38.6) 5 2

Retailing 163.8 78.5 (52.1) 6 2

Automotive 209.4 112.6 (46.2) 9 3

Healthcare 93.8 53.9 (42.5) 1 –

Other 748.1 398.8 (46.7) 10 3

Total $ 2,079.1 $ 1,130.3 (45.6) 50 20

of the company’s total regulatory capital

Granularity a constant focus

Last Year’s Hot Spots

Telecom portfolio since 9/30/02

Exposure down 47% to 1% of total portfolio z Investment grade up from 53% to 68% $875 million of exposure at 12/31/03 Target of $750 million by end of ‘04

Airline portfolio since 9/30/02

Exposure down 21% to $648 million $48 million senior bank exposure (reduced to $33 million in January) z $600 million of leasing exposure $278 million (46%) to major U.S. airlines $227 million (38%) to foreign carriers $95 million (16%) to regional U.S. carriers

Portfolio Loss Distribution

On a One-Year Horizon, per Moody’s KMV Portfolio Manager

Risk Return – Corporate Capital

Corporate Capital $            in Billions

Annualized

Non-Credit Revenue $            in Millions

Conclusion

Main objectives achieved Reduced exposures Reduced expected credit losses Improved return on risk

Modest growth targeted in selected areas – financial institutions, consumer, middle market and margin loans

Average charge-offs expected to decline from 60 bp to 35 bp

2004 provisioning expected to be less than charge-offs given improving economic conditions

Extension of credit heightens differentiation between other securities servicing providers

2004 Outlook

Thomas A. Renyi Chairman and CEO

Financial Growth Model

Total revenue growth 9%

11%+ noninterest income growth

4% NII growth

Positive operating leverage +2% Share buy back programs +1% Long-term EPS growth 12%+

PlanningHorizon Assumptions

2004 reflects continuation of uneven improvement from latter half of 2003

Consistent recovery not anticipated until 2005 and 2006

PlanningAssumptions for 2004

Gradual economic recovery and gradually improving capital markets

U.S. Equity Prices Up 6-8% U.S. Equity Volumes Up 6-8%

Equity Capital Raising Moderate Improvement M&A Volumes Modest Improvement Fixed Income Volumes Steady Fed Funds Rate +50 bps

Equity market prices and volumes 2% below long-term average

OtherFactors Influencing 2004

Investment spending, option expensing raising expenses

Pershing synergies

Limited share buy back due to capital leverage

Securities gains flat vs. ‘03

Tax rate higher

Securities Servicing Revenues

$            in Millions

‘03% ‘04E        % 2002 2003 Change Range Core

Execution and Clearing 450 879 95% 33-35% 8-10% Investor Services 810 859 6% 9-11% 7-9% Issuer Services 519 522 1% 12-14% 9-11% Broker-Dealer Services 117 152 30% 12-14% 12-14% Total Fee Revenue 1,896 2,412 27% 19-20% 8-10%

Other Revenue Categories

$            in Millions

‘03% ‘04E        % 2002 2003 Change Range Core

PCS and Asset Mgmt 334 384 12% 13-15%

FX and Other Trading 234 327 40% 18-20% 11-13% Global Payment Services 296 314 6% 6-7% Banking Related 561 569 1% 2-3%

Net Interest Income Growth Outlook

Total balance sheet size will grow modestly

Spread and yield stable to up modestly

NII growth projected to be 3 to 4%

Total Revenue Growth

$            in Millions

‘03% ‘04E        % 2002 2003 Change Range Core Noninterest Income 3,331 4,006 20% 15-16% 8-10% Net Interest Income 1,666 1,610 -3% 3-4% 1-2% Total 4,997 5,61

6

12% 11-13% 6-7%

Expense Growth

$            in Millions

‘03% ‘04E        % 2002 2003 Change Range Core Salaries and Benefits 1,581 2,002 27% 12-14% 7-9% All Other 1,148 1,523 33% 10-11% 2-3% Total 2,729 3,525 29% 11-12% 5-6%

Revenue and Expense Dynamics

Revenue growth reflects cautious view on the environment

Expenses held in check to ensure positive operating leverage – on both core and reported basis

Sources and Uses of Tangible Common Equity

$            in Millions Net income, employee purchases and amortization of intangibles $1,690

Less: Dividends (600) Acquisitions (300) Increase in TCE (340) Change in securities valuation allowance (100) Balance sheet growth / other (200) Excess tangible common equity for acquisitions / stock buy back $150

Restoring Capital Ratios to Targeted Levels

12/31/03 6/30/04 9/30/04 12/31/04 Tier 1 7.41% 7.65% 7.80% 7.95% Total capital 11.46% 11.60% 11.75% 11.80% Tangible common equity 4.89% 5.10% 5.25% 5.25%

Expect to reach targeted levels by 3rd quarter ‘04

Tax Rate and Share Count

Effective tax rate projected to increase to 35.25% given fewer investment credits

2¢ of EPS

Average share count assumed 782 million, up from 775 million

Employee option exercises Assumed rise in share price Partial offset through 3 million share buy back 2¢ of EPS

2004 Credit Outlook

Strengthening economy and risk reduction efforts will benefit ‘04 performance

Provision run rate of $30 million / quarter assumed

$120 million for ‘04 vs. $155 million for ‘03 zPotential for lower provisions

Charge-offs likely to be higher than provisions

Growth Rate Analysis

1.94

16% 1.90 14% 1.87 2003 12% Base 1.84 EPS 10% $1.67 8% 1.81

2004 Earnings Guidance

2004 Ex-2003 2004 Options Impact

E.P.S. $1.67 $1.84-$1.89 $1.86-$1.91

E.P.S. Growth 10-13% 11-14%

Basis for Our Caution

Global capital markets still subject to “event risk,” could adversely affect revenues

Mutual fund industry regulatory actions adversely impacting fund distributors, soft dollars

Market structure uncertainties

Intensified price pressure in investor services, led by secondary players

Low volatility in trading markets, particularly FX

Opportunities

Greater capital markets activity than assumed

New opportunities arising from market structure and regulatory changes

Acquisitions

Accelerated realization of growth initiatives

Even better provisioning performance

Long-Term Financial Goals

EPS Growth 12%+

ROE 18-20%

Operating leverage Adding 200 bps to growth rate

Summary

Strategy clear and business model strong

Long-term market trends firmly in place

Return on consistent investment evident

Product innovation – collateral management Broadened product offering – execution and clearing Expanded market segments – hedge funds Quality service and training – customer satisfaction and retention Business continuity – reliability and capacity

Growth initiative, management talent and successes

Validate our vision; affirm our strategy

Steady and above average shareholder returns